Debt securities in issue	6 Months Ended
Jun. 30, 2023
Debt Securities In Issue [Abstract]
Debt securities in issue
Note 17: Debt securities in issue

	At 30 June 2023			At 31 December 2022
	At fair value through profit or loss £m	At amortised cost £m	Total £m	At fair value through profit or loss £m	At amortised cost £m	Total £m

Medium-term notes issued	4,929	34,854	39,783	5,133	36,819	41,952
Covered bonds	–	12,529	12,529	–	14,242	14,242
Certificates of deposit issued	–	8,963	8,963	–	7,225	7,225
Securitisation notes	25	3,471	3,496	26	2,780	2,806
Commercial paper	–	19,447	19,447	–	12,753	12,753
	4,954	79,264	84,218	5,159	73,819	78,978
The notes issued by the Group’s securitisation and covered bond programmes are held by external parties and by subsidiaries of the Group.
Securitisation programmes
At 30 June 2023, external parties held £3,496 million (31 December 2022: £2,806 million) of the Group’s securitisation notes in issue; these notes, together with those held internally, are secured on loans and advances to customers and debt securities held at amortised cost amounting to £30,921 million (31 December 2022: £29,384 million), the majority of which have been sold by subsidiary companies to bankruptcy remote structured entities. The structured entities are consolidated fully and all of these loans are retained on the Group’s balance sheet.
Covered bond programmes
At 30 June 2023, external parties held £12,529 million (31 December 2022: £14,242 million) of the Group’s covered bonds in issue; these bonds, together with those held internally, are secured on certain loans and advances to customers amounting to £25,818 million (31 December 2022: £28,231 million) that have been assigned to bankruptcy remote limited liability partnerships. These loans are retained on the Group’s balance sheet.
The Group holds cash deposits of £3,677 million (31 December 2022: £3,896 million) which support the debt securities issued by the structured entities, the term advances related to covered bonds and other legal obligations.